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                                                                   EXHIBIT 10.14


                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT
                         DATED AS OF DECEMBER 31, 1996
                           BY AND BETWEEN T-HQ, INC.,
                    a NEW YORK CORPORATION (THE "COMPANY"),
                     AND BRIAN J. FARRELL (THE "EXECUTIVE")

                            ________________________


                 The parties hereto desire to replace the Executive's existing employment agreement with the Company with this Agreement and to provide for the Executive's continued employment by the Company in accordance with the terms and provisions set forth below:

                 NOW, THEREFORE, the parties agree as follows:

                 1.       EMPLOYMENT:  TERM.


                 The Company will continue to employ the Executive, and the Executive will continue to work for the Company, as its President and Chief Executive Officer until December 31, 2001, unless sooner terminated in accordance with Section 7 hereof. Such period, together with the period of any extension or renewal of such employment, is referred to herein as the "Employment Period."

                 2.       DUTIES.

                 During the Employment Period, the Executive shall serve as the President and Chief Executive Officer of the Company and of its subsidiaries and affiliated companies, and perform such further duties as shall, from time to time, be reasonably delegated or assigned to the Executive by the Board of Directors of the Company consistent with his position and abilities.

                 3.       DEVOTION OF TIME.

                 During the Employment Period, the Executive shall: (i) expend substantially all of his working time for the Company; (ii) devote his best efforts, energy and skill to the services of the Company and the promotion of its interests; and (iii) not take part in activities reasonably known by Executive to be detrimental to the best interests of the Company.

                                                                  EXECUTION COPY
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                 4.       COMPENSATION.

                 4.1 In consideration for the services to be performed by the Executive during the Employment Period hereunder, the Company shall compensate the Executive at an annual base salary (payable at the normal pay periods of the Company) during the Employment Period of $300,000, commencing January 1, 1997. The base salary shall be subject to annual review commencing at the end of 1997 and at the end of each year thereafter, and may be increased (but not decreased) for subsequent years.

                 4.2 In addition to the annual base salary payable to the Executive pursuant to the provisions of Section 4.1 hereof, the Executive is also entitled to a bonus for each fiscal year of the Company commencing during the Employment Period, equal to the lesser of (i) $300,000 or (ii) 4.5% of the Company's net income before taxes for such year. Net income before taxes shall be determined by the independent public accountants for the Company in accordance with generally accepted accounting principles consistently applied.

                 4.3 Executive shall also be eligible for awards of options and any other stock or equity based awards that may be available to executives of the Company.

                 5.       EXPENSES; ADDITIONAL BENEFITS; INDEMNIFICATION.

                 5.1 The Executive shall receive an automobile allowance for the use of any automobile owned or leased by him, consistent with the Company's past practices.

                 5.2 The Company shall pay directly, or reimburse the Executive for, all other reasonable and necessary expenses and disbursements incurred by him for and on behalf of the Company in the performance of his duties under this Agreement. For such purpose, the Executive shall submit to the Company itemized reports of such expenses in accordance with the Company's policies.

                 5.3 The Executive shall be entitled to paid vacations during the Employment Period in accordance with the Company's then prevalent practices for executive employees; provided, however, that Executive shall be entitled to such paid vacations for not less than four (4) weeks per annum.

                 5.4 The Executive shall be entitled to participate in, and to receive benefits under, any employee benefit plans of the Company (including, without limitation, pension, profit sharing, group life insurance and group medical insurance plans) as may exist from time to time for its executive employees. Subject to the limitation contained in Section 5.7 below, the Company shall make the maximum pension and profit sharing contribution for the Executive legally permitted to be made



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by an employer and shall permit the Executive to contribute the maximum pension and profit sharing contribution legally permitted to be made by an employee, equaling an aggregate of $30,000 (the current maximum allowable payment) each year during the Employment Period.

                 5.5 The Company shall provide to Executive, and (subject to the limitation contained in Section 5.7 below) pay the premiums therefor, insurance on Executive's life in an amount equal to $1,500,000 as well as disability insurance for the Executive during the Employment Period and for a period of twelve (12) months thereafter, each of which shall have the coverage reasonably requested by Executive; provided, however, that the foregoing coverage shall be subject to any insurance examinations of Executive required by the insurer. Executive shall designate the beneficiaries under the disability and life insurance policies.

                 5.6 As a director and officer of the Company, the Executive shall be entitled to the benefits of all provisions of the Articles of Incorporation of the Company, as amended, and the Bylaws of the Company, as amended, that provide for indemnification of officers and directors of the Company. No such provisions shall be amended in any way to limit or reduce the extent of the indemnification available to Executive as an officer or director of the Company.

                 5.7 The Company's share of the pension and profit sharing contribution referenced in Section 5.4 and insurance premiums referenced in
Section 5.5 shall not exceed in any calendar year an aggregate of $30,000.

                 In addition, to the fullest extent permitted by law, the Company shall indemnify and save and hold harmless the Executive from and against any and all claims, demands, liabilities, costs and expenses, including judgments, fines or amounts paid on account thereof (whether in settlement or otherwise), and reasonable expenses, including attorneys' fees actually and reasonably incurred (except only if and to the extent that such amounts shall be finally adjudged to have been caused by Executives willful breach of the express provisions of this Agreement) to the extent that the Executive is made a party to or witness in any action, suit or proceeding, or if a claim or liability is asserted against Executive (whether or not in the right of the Company), by reason of the fact that he was or is a director or officer, or acted in such capacity on behalf of the Company, or by reason of or arising out of or resulting from entering into this Agreement or the rendering of services by the Executive pursuant to this Agreement, whether or not the same shall proceed to judgment or be settled or otherwise brought to a conclusion. The Company shall advance to Executive on demand all reasonable expenses incurred by Executive in connection with the defense or settlement of any such claim, action, suit or proceeding, and Executive hereby undertakes to repay such amounts if and to the extent that it shall be finally adjudged that the Executive is not entitled to be indemnified by the Company under this Agreement or under the provisions of the Articles of Incorporation or Bylaws of the Company as of the date hereof that govern indemnification of officers or directors of the Company (but giving effect to future amendments that broaden or expand any such indemnification and obligations or right more favorably to Executive). Executive shall also be entitled to recover any costs of enforcing his rights under this Section (including,





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without limitation, reasonable attorneys' fees and disbursements) in the event any amount payable hereunder is not paid within thirty (30) days of written request therefore by Executive. The rights of Executive under this Section shall survive the termination of this Agreement and shall be applicable for so long as Executive may be subject to any claim, demand, liability, cost or expense against which this Section is intended to protect and indemnify him.

                 Notwithstanding anything contained in this Agreement to the contrary, the Company shall, at no cost to the Executive, use its best efforts to at all times include the Executive during the term of the Employment Period and for a period of not less than four (4) years thereafter, as an insured under any directors and officers liability insurance policy maintained by the Company, which policy shall provide such coverage in such amounts as the Board of Directors shall deem appropriate for coverage of all directors and officers of the Company.

                 6.       RESTRICTIVE COVENANT.

                 6.1 During the Employment Period and thereafter, the Executive shall not reveal, divulge or make known to any person, firm, corporation or other business organization, and shall not directly or indirectly use for his own benefit, or for the benefit of anyone else, any secret or confidential information used by the Company in its business, including, without limitation, (i) pricing information, (ii) the terms of the Company's existing contracts with suppliers, licensors and/or developers, (iii) any material information pertaining to the Company's customers and their requirements, and (iv) any other of the Company's trade secrets, all of which shall be collectively referred to hereafter as the "Confidential Information."

                 6.2 The services of the Executive are unique, extraordinary and essential to the business of the Company, particularly in view of the Executive's access to Confidential Information. Accordingly, the Executive agrees that if his employment hereunder shall at any time be terminated voluntarily by the Executive, or by the Company for cause (as defined in Section 7.3), the Executive will not at any time within twelve months of such termination, without the prior written approval of the Board of Directors of the Company, directly or indirectly engage in any business activity competitive with the business of the Company. Furthermore, the Executive agrees that, during such twelve month period, he shall not solicit, directly or indirectly or knowingly affect to the Company's detriment any relationship of the Company with any customer, supplier, licensor, developer or employee of the Company or knowingly cause any customer, supplier, licensor or developer to refrain from entrusting additional business to the Company. If the employment of the Executive hereunder is terminated by the Company other than for cause, the restraints on the Executive set forth in the preceding two sentences shall be inapplicable. If this Agreement shall not be renewed by either the Company or by the Executive prior to its scheduled expiration date as recited in Section 1, such restraints will apply for the period from January 1, 2002 through March 31, 2002.





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                 6.3      In the event that any of the provisions of Section
6.1 and 6.2 hereof shall be adjudicated to exceed the time, geographic or other limitations permitted by applicable law in any jurisdiction, then such provision shall be deemed reformed in any such jurisdiction to the maximum time, geographic or other limitations permitted by applicable law.

                 6.4 As used in this Section 6, the term "Company" shall mean and include any and all subsidiaries of the Company which either now exist or which may hereafter be organized.

                 6.5 The Executive hereby acknowledges and agrees that, in the event he shall violate any provisions of this Section 6, the Company will be without an adequate remedy at law and accordingly, will be entitled to enforce such restrictions by temporary or permanent injunctive or mandatory relief obtained in any action or proceeding instituted in any court of competent jurisdiction without the necessity of proving damages and without prejudice to any other remedies which it may have at law or in equity.

                 7.       EARLIER TERMINATION.

                 7.1 The Executive's employment hereunder shall automatically be terminated upon the death of the Executive or the Executive's voluntarily leaving the employ of the Company. In addition, the Executive's employment by the Company may be terminated by the Company as follows:

                          (a)     Upon thirty (30) days' prior written notice
by the Company, in the event of the Executive's disability as set forth in
Section 7.2 below; or


                          (b)     Upon thirty (30) days' prior written notice
by the Company, in the event that the Company terminates the Executive's employment hereunder for cause as set forth in Section 7.3 below.

                 7.2 The Executive shall be deemed disabled hereunder, if in the opinion of the Board of Directors of the Company, as confirmed by competent medical advice, he shall become physically or mentally unable to perform his duties for the Company hereunder and such incapacity shall have continued for any period of six (6) consecutive months.

                 7.3 For purposes hereof, "Cause" shall be limited to the following: (a) the Executive's willful malfeasance or gross negligence; (b) any material misrepresentation or concealment of a material fact made by the Executive in connection with this Agreement; or (c) the material breach of any covenant made by the Executive hereunder.

                 Notwithstanding the foregoing, termination by the Company for Cause shall not be effective until and unless (i) in the event of any acts or circumstances alleged to be a basis for termination that is capable of cure by the Executive, the Executive is given written notice





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by the Board of such alleged acts or circumstances, and such alleged acts or circumstances shall not have been cured by the Executive within 20 days of receipt of such notice to the satisfaction of the Board in the exercise of its reasonable judgment (or, if within such 20-day period the Executive commences and proceeds to take all reasonable actions to effect such cure, within such reasonable additional time period (no longer than 60 days) as may be necessary), (ii) notice of intention to terminate for Cause has been given by the Company within four months after the Board learns of the act, failure or event constituting "Cause" and (iii) the Board has voted (at a meeting of the Board duly called and held as to which termination of Executive is an agenda item) by a majority vote to terminate Executive for Cause after Executive has been given notice of the particular acts or circumstances which are the basis for the alleged termination for Cause and has been afforded at least 20 days notice of the meeting and an opportunity to present his position in writing and the Board has given notice of termination to Executive within three days thereafter, and (iii) if Executive has commenced an expedited arbitration in the manner prescribed below within 15 days after such notice of termination, disputing the Company's right under this Agreement to terminate for Cause, the Arbitrator shall have determined that the Executive is terminable for Cause. Unless a majority of the Board at the time of the giving of such notice of termination is then comprised of persons other than Jeffrey C. Lapin, Bruce Jagid, Lawrence Burstein and L. Michael Haller, then upon the giving of such notice of termination, Executive (x) shall be deemed suspended with pay until he shall be deemed to have been terminated for Cause hereunder or until the Arbitrator shall have determined that Executive is not terminable for Cause and
(y) while suspended, Executive shall cease to act as an executive of the Company and shall depart the premises of the Company. If Executive or his representative fails to file a demand for arbitration with the American Arbitration Association and file the requisite fees pursuant to Rule 4 of the national Rules within 15 days of receipt of notice of termination from the Board, and diligently pursue such proceeding in accordance with the procedures set forth in Section 15 hereof, such termination shall be conclusively presumed to have been for Cause.

                 7.4 In the event that this Agreement shall be terminated due to the Executive's death or disability, then the Company shall within 20 days of such termination pay to the Executive or his personal representative, as the case may be, severance pay in a lump sum amount equal to his then annual base salary, as set forth in Section 4 hereof, for a period of twelve months from the date of such termination. If, however, subject to the provisions of
Section 7.5 hereafter, this Agreement shall be terminated for any other reason whatsoever, then the Company shall not obligated to make any severance payments whatsoever to the Executive hereunder, except the compensation set forth in
Section 4 hereof which shall have accrued but be unpaid at the effective time of termination.





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                 7.5      Notwithstanding any other provision herein, in order
to protect the Executive against the possible consequences and uncertainties of a Change of Control (as hereinafter defined) of the Company and thereby induce the Executive to remain in the employ of the Company, the Company agrees that:

                          (a)     If the Executive's employment is terminated
by the Company other than for "Cause" (as defined in Section 7.3 hereof) at any time subsequent to a Change of Control or if the Executive voluntarily terminates such employment within one hundred eighty (180) days subsequent to a Change of Control (the "Evaluation Period"), then in either such event, the Company shall pay to the Executive within ten (10) days after such termination a lump sum payment in cash in an amount equal to 2.99 times the Executive's base amount (as the term base amount is defined in Section 280G of the Internal Revenue Code of 1986, as amended, and applicable regulations thereunder) at the time of such Change of Control; provided, however, that at the option of the Executive, exercisable upon written notice to the Company within ten (10) days of termination of employment, such payment may be paid in equal monthly installments over an eighteen (18) month period commencing on the first day of the month immediately following that in which the Executive's employment was terminated. For purposes of this Section 7.5, in the event the Executive (during or after the Evaluation Period) shall resign from his employment with the Company subsequent to any change in his title, nature of duties, employee benefits, location or place of employment or working conditions, in each instance without his prior consent, such resignation shall be deemed to be a termination of employment by the Company other than for "Cause."

                          (b)     All options, warrants and other rights
(collectively, the "Options") to acquire securities of the Company (including those of its subsidiaries and affiliates) ("Securities"), whether pursuant to employee benefit plans or otherwise, which shall have been granted to the Executive prior to a Change of Control shall fully vest and become immediately exercisable upon the occurrence of any such Change of Control. If subsequent to a Change of Control, the Executive's employment is terminated by the Company other than for "Cause or if such employment is voluntarily terminated by the Executive during the Evaluation Period, then in either such event, all Options shall be exercisable by the Executive in accordance with their respective terms, as hereinabove modified.

                          (c)     In lieu of exercising or retaining his right
to exercise any outstanding Options then held by the Executive, the Executive may elect to surrender to the Company his rights in such outstanding Options (whether or not then exercisable) then held by the Executive, and, upon such surrender the Company shall pay to the Executive an amount in cash per share equal to the aggregate of the difference between (i) the option prices of the aggregate of the difference between (i) the option prices of the Securities is subject to such surrendered Options and (ii) the greater of (A) the average price per share paid in connection with such acquisition of control if such control was acquired by the payment of cash or the then fair market value per option share of the consideration paid for such Securities if such





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control was acquired for consideration other than cash, (B) the price per share paid in connection with any tender offer of securities leading to control, or
(C) the mean between the high and low bid price of such Securities on NASDAQ or any other national securities exchange upon which the Securities shall then be listed on the date of termination of the Executive's employment.

                          (d)     As used in this Section 7.5, a "Change of
Control" shall be deemed to have occurred upon the passage of (i) ten (10) days following a public announcement that a person or group of affiliated or associated persons have acquired, or obtained the right to acquire, beneficial ownership of thirty percent (30%) or more of such outstanding Share; or (ii) ten (10) days after a person or group of affiliated or associated persons has
(A) become the owner of at least 10% of the Share or has filed a Schedule 13D or 13G with the Securities and Exchange Commission and (B) whose ownership interest is deemed by the Company's Board of Directors to cause a material adverse impact of the business or the prospects of the Company.

                          (e)     The Company shall pay or reimburse the
Executive for all fees and disbursement of counsel, if any, incurred by the Executive as a result of the termination of his employment by the Company following a Change of Control or his voluntary termination of such employment during the Evaluation Period (including, without limitation, those which may be incurred by the Executive in seeking to obtain or reinforce any right or benefit provided by this Agreement).

                          (f)     The Executive shall be under no obligation to
mitigate the amount of any payment provided for under this Section 7.5 by seeking other employment or otherwise nor shall such amount be offset by any compensation which the Executive may receive from future employment or otherwise.

                 8.       NO REQUIREMENT OF RELOCATION.

                 The Company expressly agrees that the Executive, as a condition of his employment, need not relocate his residence from the community in which he presently resides. Any demand or requirement by the Company that the Executive principally perform his duties at a location or office that requires more than an additional hour of one-way commutation time than the Executive currently experiences shall, in the absence of the Executive's consent (which may be withheld for any reason), constitute a termination without cause by the Company of the Executive's employment thereunder.

                 9.       SERVICES AS DIRECTOR.

                 During the Employment Period, the Executive shall, if elected or appointed, serve as a Director of the Company and/or any subsidiary of the Company upon such terms as shall be mutually agreed upon by the Executive and the Company.





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                 10.      ASSIGNMENT.

                 This Agreement, as it relates to the employment of the Executive, is a personal contract and the rights and interests of the Executive hereunder may not be sold, transferred, assigned, pledged or hypothecated, except as otherwise set forth herein. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns, including without limitation, any corporation or other entity into which the Company is merged or which acquires all of the outstanding share of the Company's capital stock or all or substantially all of the assets of the Company.

                 11.      RIGHT TO PAYMENTS.

                 The Executive shall not under any circumstances have any option or right to require payments hereunder otherwise than in accordance with the terms hereof. To the extent permitted by law, the Executive shall not have any power of anticipation, alienation or assignment of payments contemplated hereunder, and all rights and benefits of the Executive shall be for the sole personal benefit of the Executive, and no other person shall acquire any right, title or interest hereunder by reason of any sale, assignment, transfer, claim or judgment or bankruptcy proceedings against the Executive.

                 12.      NOTICES.

                 Any notice required or permitted to be given pursuant to this Agreement shall be deemed given three (3) business days after such notice is mailed by certified mail, return receipt required, addressed as follows: (i) if to Executive, at 5016 North Parkway Calabasas, Calabasas, California 91302; and
(ii) if to the Company, 5016 North Parkway Calabasas, Calabasas, California 91302, Attention: Vice-President - Finance or at such other address as any such party shall designate by written notice to the other party.

                 13.      GOVERNING LAW.

                 This Agreement shall be governed by and construed and enforced in accordance with the internal laws of California without reference to conflicts of laws, principles or rules.

                 14.      WAIVER.

                 The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and not in any way affect or render invalid or unenforceable any other provisions of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provisions were not embodied therein.





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                 15.      ARBITRATION.

                 In the event of any controversy, dispute or claim arising out of or related to this Agreement or the Executive's employment by the Company, the parties shall negotiate in good faith in an attempt to reach a mutually acceptable settlement of such dispute. If negotiations in good faith do not result in a settlement of any such controversy, dispute or claim, it shall be finally settled by expedited arbitration in accordance with the National Rules of the American Arbitration Association governing employment disputes, subject to the following:

                          (a)     The Arbitrator shall be determined from a
list of names of five impartial arbitrators each of whom shall be an attorney experienced in arbitration matters concerning executive employment disputes, supplied by the American Arbitration Association (the "Association") chosen by Executive and the Company each in turn striking a name from the list until one name remains.

                          (b)     The Arbitrator shall determine whether and to
what extent any party shall be entitled to damages under this Agreement.

                          (c)     The Arbitrator shall not have the power to
add to nor modify any of the terms or conditions of the this Agreement. The Arbitrator's decision shall not go beyond what is necessary for the interpretation and application of the provision of this Agreement in respect of the issue before the Arbitrator. The Arbitrator shall not substitute his or her judgment for that of the parties in the exercise of rights granted or retained by this Agreement. The Arbitrator's award or other permitted remedy, if any, and the decision shall be based upon the issue as drafted and submitted by the respective parties and the relevant and competent evidence adduced at the hearing.

                          (d)     The Arbitrator shall have the authority to
award any remedy or relief provided for in this Agreement, in addition to any other remedy or relief (including provisional remedies and relief) that a court of competent jurisdiction could order or grant. In addition, the Arbitrator shall have the authority to decide issues relating to the interpretation, meaning or performance of this Agreement even if such decision would constitute an advisory opinion in a court proceeding or if the issues would otherwise not be ripe for resolution in a court proceeding, and any such decision shall bind the parties in their continuing performance of this Agreement. The Arbitrator's written decision shall be rendered within sixty days of the hearing. The decision reached by the Arbitrator shall be final and binding upon the parties as to the matter in dispute. To the extent that the relief or remedy granted by the Arbitrator is relief or remedy on which a court could enter judgment, a judgment upon the award rendered by the Arbitrator shall be entered in any court having jurisdiction thereof (unless in the case of an award of damages, the full amount of the award is paid within 10 days of its determination by the Arbitrator). Otherwise, the award shall be binding on the parties in connection with their continuing performance of this Agreement and in any subsequent arbitral or judicial proceedings between the parties.





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                          (e)     The arbitration shall take place in Los
Angeles, California.

                          (f)     The arbitration proceeding and all filing,
testimony, documents and information relating to or presented during the arbitration proceeding shall be disclosed exclusively for the purpose of facilitating the arbitration process and for no other purpose and shall be deemed to be information subject to the confidentiality provisions of this Agreement.

                          (g)     The parties shall continue performing their
respective obligations under this Agreement notwithstanding the existence of a dispute while the dispute is being resolved unless and until such obligations are terminated or expire in accordance with the provisions hereof.

                          (h)     The Arbitrator may order a pre-hearing
exchange of information including depositions, interrogatories, production of documents, exchange of summaries of testimony or exchange of statements of position, and the Arbitrator shall limit such disclosure to avoid unnecessary burden to the parties and shall schedule promptly all discovery and other procedural steps and otherwise assume case management initiative and control to effect an efficient and expeditious resolution of the dispute. At any oral hearing of evidence in connection with an arbitration proceeding, each party and its counsel shall have the right to examine its witness and to cross-examine the witnesses of the other party. No testimony of any witness shall be presented in written form unless the opposing party or parties shall have the opportunity to cross-examine such witness, except as the parties otherwise agree in writing.

                          (i)     Notwithstanding the dispute resolution
procedures contained in this Section 15, either party may apply to any court having jurisdiction (i) to enforce this Agreement to arbitrate, (ii) to seek provisional injunctive relief so as to maintain the status quo until the arbitration award is rendered or the Dispute is otherwise resolved, or (iii) to challenge or vacate any final judgment, award or decision of the Arbitrator that does not comport with the express provisions of this Section 15.

                 16.      ATTORNEYS' FEES

                 The Company shall pay or reimburse the Executive for all reasonable fees and disbursements of the Executives counsel in connection with the negotiation and execution of this Agreement. In addition, in the event of any arbitration or judicial proceeding hereunder, the prevailing party shall be entitled to recover his or its reasonable attorneys fees and costs..

                 17.      HEADINGS.

                 The Article, Section, paragraph and subparagraph headings are for convenience of reference only and shall not define or limit the provisions hereof.

                 18.      ENTIRE AGREEMENT.





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                 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and there are no representations, warranties or commitments except as set forth herein. This Agreement replaces the Executive's existing employment agreement in its entirety and supersedes any other prior and contemporaneous agreements, understandings, negotiations and discussions, whether written or oral, of the parties hereto relating to the transactions contemplated by this Agreement; provided, however, that it is the intention of the parties that this Agreement shall be interpreted and applied in conjunction with the term of any option, warrant or other right not in existence or hereinafter granted to the Executive to acquire shares of capital stock of the Company. In the event of any conflict, however, the terms of this Agreement shall govern and prevail. This Agreement may be amended only in a writing executed by the parties hereto affected by such amendment.

                 IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first above written.

                                              T-HQ, INC., a New York Corporation



                                      By: /s/ Deborah A. Lake
                                         _______________________________________
                                         Deborah A. Lake
                                         Vice President, Finance
                                         and Administration



                                      /s/ BRIAN J. FARRELL
                                      __________________________________________
                                      BRIAN J. FARRELL





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